IDEX

25 YEARS OF INNOVATION, DIVERSITY & EXCELLENCE

Second Quarter 2013 Earnings Release July 23, 2013 IDEX PROPRIETARY & CONFIDENTIAL Exhibit 99.1

TO PROBE
3-Way
NC
NO
Valve #2
Reagent Pump
Sample Pump
3-WAY
TO PROBE
Supply
2-Way
Seal Wash Supply
Valve
Seal Wash
Waste

IDEX CORPORATION

2 IDEX PROPRIETARY & CONFIDENTIAL Agenda IDEX Outlook Q2 Financial Performance Q2 Segment Performance Fluid & Metering Health & Science Fire & Safety / Diversified Guidance Update Q&A

3 Replay Information • Dial toll–free: 855.859.2056 • International: 404.537.3406 • Conference ID: #26074056 • Log on to: www.idexcorp.com IDEX PROPRIETARY & CONFIDENTIAL

IDEX PROPRIETARY & CONFIDENTIAL
This presentation and discussion will include forward- looking statements.
Our actual performance may differ materially from that indicated or suggested by any such statements. There are a number of factors that could cause those differences, including those presented in our most recent annual report and other company filings with the SEC.
Cautionary Statement Under the Private Securities Litigation Reform Act

$494
$518
$550
$400
$250
Q2
2012
2013

$0.67
$0.76
$1.00
$0.50
$0.00
Q2
2012
2013

18.5%
19.2%
20%
18%
16%
14%
Q2
2012
2013

$71
$103
$125
$100
$75
$50
Q2
2012
2013

IDEX CORPORATION

IDEX Q2 Financial Performance
Revenue
Organic: 2% growth
70 bps expansion
46% growth
13% growth
EPS*
Operating Margin*
Free Cash Flow
* Q2 2012 EPS / Operating Margin data adjusted for restructuring expenses ($2.6M)
Outstanding EPS, Margin & FCF performance
IDEX PROPRIETARY & CONFIDENTIAL

$202
$222
$300
$200
$100
$0
Q2
2012
2013

$211
$225
$300
$200
$100
$0
Q2
2012
2013

24.9%
22.1%
25%
20%
15%
10%
Q2
2012
2013

IDEX PROPRIETARY & CONFIDENTIAL
Fluid & Metering
Orders
Revenue
Q2 Sales Mix: Organic 7%
Acquisition 0%
Fx 0%
Total                                                             7%
Q2 Summary:
Organic: 7% growth
280 bps expansion
Organic: 10% growth
Operating Margin*
* Q2 2012 Operating Margin data adjusted for restructuring expense
Q2 Operating margin of 24.9% up 280 bps
Municipal water services showing signs of stabilization in North America
Ag orders pushed out of Q1 were realized in Q2
Energy continues to see benefit of rebounding LPG market in North America
Operating margin improved 280 bps on volume strength, the
continued benefit of cost-out actions and disciplined management
Excellent improvement in organic orders and revenue, driven by strength in Energy and Ag

$167
$181
$200
$100
$0
Q2
2012
2013

$171
$181
$200
$100
$0
Q2
2012
2013

19.1%
16.6%
20%
15%
10%
Q2
2012
2013

IDEX CORPORATION

Health & Science
Orders
Revenue
Organic: 2% decline 250 bps expansion Organic: 1% growth
Operating Margin*
* Q2 2012 Operating Margin data adjusted for restructuring expense
Q2 Sales Mix: Organic -2%
Acquisition 9%
Fx -1%
Total                                                             6%
Q2 Summary:
Successfully managed costs to deliver margin expansion
Organic sales declined year-over-year, but grew 2 percent sequentially
Operating margins expanded 250 basis points on the strength of focused cost-out initiatives
Scientific Fluidics has strengthened in North America and Europe
Optics & Photonics operating margins have improved while order activity remains challenged
IDEX PROPRIETARY & CONFIDENTIAL

$150
$100
$50
$0
$102
$105
Q2
2012
2013

$150
$100
$50
$0
$116
$114
Q2
2012
2013

25%
20%
15%
10%
23.4%
20.7%
Q2
2012
2013

IDEX CORPORATION

Fire & Safety/Diversified
Orders
Revenue
Organic: 1% decline
270 bps decline
Organic: 3% growth
Operating Margin*
* Q2 2012 Operating Margin data adjusted for restructuring expense
Q2 Sales Mix: Organic -1%
Acquisition 0%
Fx 0%
Total                                                             -1%
Q2 Summary:
facility consolidation
IDEX PROPRIETARY & CONFIDENTIAL
FSG continues to drive exceptional profitability improvements after
Op margin decline due to a charge associated with a facility closure
Strong organic order growth contributions from FSG and Dispensing
X-Smart product continues to gain traction in emerging markets
FSG & Rescue seeing pickup in Eastern European and Chinese markets

IDEX PROPRIETARY & CONFIDENTIAL
Outlook: 2013 Guidance Summary
Q3 2013
• EPS estimate range: $0.72 – $0.74
• Organic revenue growth ~ 3 – 4%
• Positive revenue impact from acquisition of ~ 2%
• Operating margin ~ 19%
FY 2013
– Organic revenue growth ~ 3%
– Positive revenue impact from acquisition of ~ 2%
– Operating margin ~ 19%
– Negative Fx impact ~ 1% to sales
– Tax rate ~ 29%
– Cap Ex ~ $36 - $38M
– Free Cash Flow will significantly exceed net income
– Continued share repurchases
– EPS estimate excludes future acquisitions and associated costs and charges
• EPS estimate range: $2.93 – $2.98
• Other modeling items

10 IDEX PROPRIETARY & CONFIDENTIAL Q&A